Exhibit 99.1
news


For Release     Immediate


Contacts        (News Media) Tony Zehnder, EVP, Corporate Communications
                    312.396.7086
                (Investors) Tammy Hill, SVP, Investor Relations 317.817.2893

       Conseco Announces Unregistered Offering of Convertible Debentures

Carmel, Ind., July 25, 2005 - Conseco, Inc. (NYSE:CNO) today announced that it is seeking to raise, subject to market and other conditions, $300 million through a private offering of convertible debentures ($330 million if the initial purchasers' option is exercised in full). The offering will be made only to qualified institutional buyers in compliance with Rule 144A under the Securities Act of 1933.

The Company intends to use the proceeds of the debentures to repay debt under its current credit facility.

The debentures to be offered will not be registered under the Securities Act of 1933 or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Conseco, Inc.'s insurance companies help protect working American families and seniors from financial adversity: Medicare supplement, long-term care, cancer, heart/stroke and accident policies protect people against major unplanned expenses; annuities and life insurance products help people plan for their financial futures. For more information, visit Conseco's web site at www.conseco.com.

Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in this press release relative to markets for Conseco's products and trends in Conseco's operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by the use of terms such as "anticipate," "believe," "plan," "estimate," "expect," "project," "intend," "may," "will," "would," "contemplate," "possible," "attempt," "seek," "should," "could," "goal," "target," "on track," "comfortable with," "optimistic" and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other "forward-looking" information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) our ability to achieve an upgrade of the financial strength ratings of our insurance company subsidiaries and the impact of prior rating downgrades on our business; (ii) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (iii) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (iv) mortality, morbidity, usage of health care services, persistency and other factors which may affect the profitability of our insurance products; (v) our ability to achieve anticipated expense reductions and levels of operational efficiencies; (vi) the adverse impact of our Predecessor's bankruptcy proceedings on our business operations, and relationships with our customers, employees, regulators, distributors and agents; (vii) performance of our investments; (viii) customer response to new products, distribution channels and marketing initiatives; (ix) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (x) general economic conditions and other factors, including prevailing interest rate levels, stock and credit market performance and health care inflation, which may affect (among other things) our ability to sell products and access capital on acceptable terms, the returns on and the market value of our investments, and the lapse rate and profitability of policies; (xi) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products; and (xii) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products.

Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

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